SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

        Pennsylvania                 1-11459                     23-2758192
        ------------                 -------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                             PPL Energy Supply, LLC
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Pennsylvania                333-74794                    23-3074920
        ------------                ---------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                       PPL Electric Utilities Corporation
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Pennsylvania                  1-905                      23-0959590
        ------------                  -----                      ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------


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ITEM 9. RATING AGENCY DECISIONS
-------------------------------

MOODY'S INVESTORS SERVICES

On April 29, 2003, Moody's Investors Services notified PPL Corporation, PPL Electric Utilities Corporation and PPL Energy Supply, LLC (collectively, the "Companies") that it was placing the Companies on review for possible future downgrades in the credit ratings on their debt and preferred securities.

The ratings under review include: PPL Electric's first mortgage bonds and senior secured bonds, which currently have a 'A3' rating, and its shares of preferred stock, which currently have a 'Baa3' rating; PPL Energy Supply's senior unsecured notes, which currently have 'Baa1' rating; and PPL Capital Funding, Inc.'s senior unsecured debt, which currently has a 'Baa2' rating. PPL Capital Funding is a wholly-owned subsidiary of PPL that has issued senior unsecured debt guaranteed by PPL. Also under review are the ratings of securities that are not currently outstanding but that may be issued under PPL's and PPL Electric's shelf registration statements on file with the Securities and Exchange Commission.

Neither PPL Electric's nor PPL Energy Supply's short-term debt ratings are under review by Moody's.

Moody's stated that its review of these securities is prompted by its concerns about PPL's high debt levels, PPL Energy Supply's increased exposure to merchant generation risk with the recent completion of new generation projects, the continued weakness in the wholesale power market and concerns regarding the amount of cash flow to be generated from PPL Energy Supply's non-regulated domestic operations and its regulated international assets. However, Moody's also indicated that the full requirements contract between PPL Electric and PPL Energy Supply, which previously was approved by the Pennsylvania Public Utility Commission and which extends through December 2009, mitigates PPL Electric's supply and price risk and provides a predictable and steady stream of cash flows to PPL Energy Supply during such time period. Moody's also indicated that certain of management's initiatives are supportive of PPL's credit profile, such as the issuance of over $1 billion of common stock and mandatory convertible securities over the last few years, a sizeable reduction in planned capital expenditures, the cancellation of projects under development, workforce reductions and write-downs that indicate recognition of diminished value of some non-core investments.

Since PPL Electric's and PPL Energy Supply's commercial paper programs are not under review, management does not expect Moody's review to result in more than a "one-notch" downgrade in the applicable ratings, if those current ratings are not re-affirmed. Accordingly, management does not expect any action by Moody's to limit the Companies' ability to fund their short-term liquidity needs through the issuance of commercial paper or borrowing under their existing revolving credit facilities or their ability to raise new long-term debt. However, any ratings downgrades could impact the cost of maintaining the Companies' credit facilities and the cost of any new long-term debt.

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STANDARD & POOR'S

Also on April 29, 2003, Standard & Poor's notified PPL, PPL Energy Supply and PPL Electric that it has affirmed 'A-' ratings on PPL Electric's first mortgage bonds and senior secured bonds, the 'BBB' corporate credit ratings for PPL and PPL Energy Supply, lowered the rating on PPL Capital Funding's senior unsecured debt from 'BBB' to 'BBB-' and placed PPL Electric on negative outlook. Standard & Poor's indicated that PPL and PPL Energy Supply remain on negative outlook.

Standard & Poor's also affirmed the 'A-2' commercial paper ratings of PPL Energy Supply and PPL Electric.

Standard & Poor's indicated that the rating revision on PPL Capital Funding's senior unsecured debt is based on its structural subordination, which it noted will increase as new debt is financed at PPL Energy Supply. Standard & Poor's also indicated that the negative outlook for the Companies reflects its view of weak debt-protection measures due to low wholesale energy prices.

Management does not expect the rating revision on PPL Capital Funding's senior unsecured debt or the placement of PPL Electric on negative outlook to limit the Companies' ability to fund their short term liquidity needs or access new long-term debt or to impact the cost of any new long-term debt.

The ratings of Moody's and Standard & Poor's are not a recommendation to buy, sell or hold any securities of the Companies or their subsidiaries. Such ratings may be subject to revisions or withdrawal by the agencies at any time and should be evaluated independently of each other and any other rating that may be assigned to the Companies' securities.

Certain statements which are contained in this Current Report on Form 8-K, including statements with respect to liquidity, credit ratings and the cost and access to new long-term debt, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's Form 10-K and other reports on file with the Securities and Exchange Commission.

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PPL CORPORATION


                                    By:  /s/ James E. Abel
                                         --------------------------------------
                                         James E. Abel
                                         Vice President - Finance and Treasurer


                                    PPL ENERGY SUPPLY, LLC


                                    By:  /s/ James E. Abel
                                         --------------------------------------
                                         James E. Abel
                                         Treasurer


                                    PPL ELECTRIC UTILITIES CORPORATION


                                    By:  /s/ James E. Abel
                                         --------------------------------------
                                         James E. Abel
                                         Treasurer


Dated: May 1, 2003